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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


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                         DATE OF REPORT: APRIL 28, 1998


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                         CHECKFREE HOLDINGS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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    Delaware                         0-26802                    58-2360335
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(STATE OR OTHER               (COMMISSION FILE NO.)           (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)


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                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (770) 441-3387
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


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                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5. OTHER EVENTS

         On April 28, 1998, CheckFree Holdings Corporation, a Delaware corporation ("CheckFree"), issued a news release announcing its earnings for the third quarter ended March 31, 1998. The information contained in the news release, which is attached as an exhibit to this report, is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

             Exhibit No.                       Description

                 99 Press release of CheckFree Holdings Corporation issued April 28, 1998, regarding third quarter earnings.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHECKFREE HOLDINGS CORPORATION


Date: May 4, 1998                      By: /s/ James S. Douglass
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                                           James S. Douglass, Executive Vice
                                           President and Chief Financial Officer

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                                  EXHIBIT INDEX


             Exhibit No.                           Description

                 99 Press release of CheckFree Holdings Corporation issued April 28, 1998, regarding third quarter earnings.

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